SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): February 10, 2004

National Research Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	0-29466	47-0634000
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1245 Q Street, Lincoln, Nebraska 68508
(Address of principal executive offices, including zip code)

(402) 475-2525
(Registrant's telephone number)

Item 7.  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not Applicable.

(c)	Exhibits. The following exhibits are being furnished herewith:

(99.1)	Press Release of National Research Corporation, dated February 10, 2004.

(99.2)	Script for conference call, held February 11, 2004.

Item 12.  Results of Operations and Financial Condition.

        On February 10, 2004, National Research Corporation (the “Company”) issued a press release announcing its earnings for the fourth quarter and year ended December 31, 2003. A copy of such press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

        On February 11, 2004, the Company held a conference call in connection with the Company’s announcement of its earnings for the fourth quarter and year ended December 31, 2003. A copy of the script for such conference call is furnished as Exhibit 99.2 and is incorporated by reference herein. An archive of such conference call and the related question and answer session will be available online at www.fulldisclosure.com.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RESEARCH CORPORATION
Date: February 10, 2004	By: /s/ Patrick E. Beans
Patrick E. Beans
Vice President, Treasurer, Secretary and Chief
Financial Officer

NATIONAL RESEARCH CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated February 10, 2004

Exhibit
Number

(99.1)	Press Release of National Research Corporation, dated February 10, 2004.

(99.2)	Script for conference call, held February 11, 2004.